As  filed  with  the Securities and Exchange Commission on April 18, 2002.
     Registration  No.  ____-____

                SECURITIES  AND  EXCHANGE  COMMISSION
                       WASHINGTON,  D.C.  20549

                            FORM  S-8
                     REGISTRATION  STATEMENT
                              UNDER
                   THE  SECURITIES  ACT  OF  1933

     INTERNATIONAL  AIRLINE  SUPPORT  GROUP,  INC.
     (Exact  name  of  registrant  as  specified  in  its  charter)


           DELAWARE                               59-2223025
---------------------------------          ------------------------
 (State  or  other  jurisdiction  of           (I.R.S.  Employer
 incorporation  or  organization)           Identification  Number)

     1954  AIRPORT  ROAD,  SUITE  200     ATLANTA,  GEORGIA  30341
     -----------------------------------------------------------------
     (Address  of  Principal  Executive  Offices,  including  Zip  Code)


                     INTERNATIONAL  AIRLINE  SUPPORT  GROUP,  INC.
                          BROAD-BASED RESTRICTED STOCK PLAN
                           (Full  title  of  the  Plan)
                          ------------------------------
                                Philip  A.  Theodore
                                 King & Spalding
                              191 Peachtree Street
                          Atlanta, Georgia  30303-1763
                     (Name and address of agent for service)

                                 (404) 572-4600
     (Telephone  number,  including  area  code,  of  agent  for  service)

                                   Copies to:

                                  John Wang
                            Chief Financial Officer
                    International Airline Support Group, Inc.
                          1954 Airport Road, Suite 200
                             Atlanta, Georgia  30341
                                 (770) 455-7575

     CALCULATION  OF  REGISTRATION  FEE


TITLE OF
SECURITIES AMOUNT TO      PROPOSED MAXIMUM PROPOSED MAXIMUM  AMOUNT OF
TO BE      BE             OFFERING PRICE   AGGREGATE         REGISTRATION
REGISTERED REGISTERED(1)  PER SHARE(2)     OFFERING PRICE(2) FEE
---------- -------------  -------------    ------------      -------------
Common
Stock, par
value
$0.001     167,800 Shares     $1.25         $209,750.00        $50.13
Per share
-------    --------------     -----         -----------        ------

1     An  undetermined  number  of  additional  shares  may  be  issued  if  the anti-dilution  adjustment  provisions  of  the  plan  become  operative.

2 Estimated solely for the purpose of computing the registration fee, pursuant to Rule 457(h) of the Securities Act of 1933, based upon the average of the high and low selling prices per share of the Company's Common Stock on April 16, 2002, as reported by the American Stock Exchange ("AMEX").

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     The document(s) containing the information specified in Part I of Form S-8 will be sent or given to the participating employee as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

     PART  II

     INFORMATION  REQUIRED  IN  THE  REGISTRATION  STATEMENT

ITEM  3.     INCORPORATION  OF  DOCUMENTS  BY  REFERENCE

     The following documents are incorporated by reference in the registration statement:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended May 31, 2001 filed pursuant to Section 13(a) of the Securities Exchange Act of 1934;

(b) The Registrant's Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2001;

     (b) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since May 31, 2001; and

     (c) The description of the Registrant's common stock, par value $.001 per share ("Common Stock"), contained in the Registration Statement on Form 8-A12G/A dated October 11, 1996, including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all shares offered have been sold or which deregisters all shares then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents (such documents and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

     Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in other subsequently filed Incorporated Documents modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM  4.     DESCRIPTION  OF  SECURITIES

     Not  applicable.

ITEM  5.     INTERESTS  OF  NAMED  EXPERTS  AND  COUNSEL

     Not  applicable.


ITEM  6.     INDEMNIFICATION  OF  DIRECTORS  AND  OFFICERS

     The following summary is qualified in its entirety by reference to the complete text of the Delaware General Corporation Law, Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws.

     Section 145 of the General Corporation Law of the State of Delaware provides for the indemnification of directors and officers under certain circumstances, as therein set forth.

     The Registrant's Amended and Restated Bylaws provide that each person who was or is made a party to, is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer, employee or agent of the Registrant (or is or was serving at the request of the Registrant as a director, officer, employee or agent of another entity), will be indemnified and held harmless by the Registrant to the fullest extent permitted by the Delaware General Corporation Law as it currently exists or is later amended.

     Article VIII of the Registrant's Amended and Restated Certificate of Incorporation, as amended, provides that a director of the Registrant shall not be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders,
(ii) for any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction in which the director derived an improper personal benefit.

ITEM  7.     EXEMPTION  FROM  REGISTRATION  CLAIMED

     Not  applicable.

ITEM  8.     EXHIBITS

     The  following  are  filed  as  exhibits  to  this  registration statement:

4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended May 31, 1996 (the "1996 Form 10-K")).

4.1.1 Amendment to the Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1.1 to the Registrant's Registration Statement on Form S-1 filed on November 20, 1997 (File No. 333-40613) (the "S-1")).

4.1.2 Amendment to Amended and Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 3.1.2 to the S-1).

4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the 1996 Form 10-K).

5.1 Opinion of King & Spalding regarding legality of shares being registered.

23.1     Consent  of King & Spalding (included in opinion filed as Exhibit 5.1).

23.2     Consent  of  Grant  Thornton  LLP.

24.1     Power  of  Attorney  (included  on  signature  page).

99.1     International  Airline Support Group, Inc. Broad-Based Restricted Stock
Plan.

ITEM  9.     UNDERTAKINGS

     The  undersigned  Registrant  hereby  undertakes:

(a)     (1)     To  file,  during  any period in which offers or sales are being made,  a  post-effective  amendment  to  this  Registration  Statement;

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

          provided however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bonafide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) That, for the purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 17, 2002.

     INTERNATIONAL  AIRLINE  SUPPORT  GROUP,  INC.

          /s/  Alexius  A.  Dyer  III
By:
Alexius  A.  Dyer  III
Chairman,  Chief  Executive  Officer
and  President

Each person whose signature appears below constitutes and appoints Alexius A. Dyer III as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on April 17, 2002 in the capacities indicated.




                               SIGNATURE          TITLE
                               =========          =====

/s/  Alexius  A.  Dyer  III

Chairman,  Chief  Executive  Officer,  President  and  Director
Alexius  A.  Dyer  III      (Principal  Executive  Officer)
-----------------------     --------------------------------



/s/ George Murnane III         Director
    --------------------      ---------
    George  Murnane  III

/s/  John  Wang
John Wang                 VP Finance and Chief Accounting Officer
                          (Principal Financial and Accounting Officer)
                          --------------------------------------------


/s/  F.  Dixon  McElwee,  Jr.
 F.  Dixon  McElwee,  Jr.
                           Director
                          --------


/s/  Ronald  R.  Fogleman
 Ronald  R.  Fogleman
                           Director
                           --------

/s/  E.  James  Mueller
 E.  James  Mueller        Director
-------------------        ---------

     EXHIBIT  INDEX



Exhibit  Number                    Description

4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended May 31, 1996 (the "1996 Form 10-K")).

4.1.1 Amendment to the Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1.1 to the Registrant's Registration Statement on Form S-1 filed on November 20, 1997 (File No. 333-40613) (the "S-1")).

4.1.2 Amendment to Amended and Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 3.1.2 to the S-1).

4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the 1996 Form 10-K).

5.1 Opinion of King & Spalding regarding legality of shares being registered.

23.1     Consent  of King & Spalding (included in opinion filed as Exhibit 5.1).

23.2     Consent  of  Grant  Thornton  LLP.

24.1     Power  of  Attorney  (included  on  signature  page).

99.1     International  Airline Support Group, Inc. Broad-Based Restricted Stock
Plan.

                                                                     EXHIBIT 5.1

                                 KING & SPALDING
                              191 Peachtree Street
                             Atlanta, Georgia  30303



                                 April 10, 2002



International  Airline  Support  Group,  Inc.
1954  Airport  Road
Suite  200
Atlanta,  Georgia  30341

Re:     167,800  shares  of common stock, par value $.001 per share (the "Common
Stock"), to be issued pursuant to the International Airline Support Group, Inc. Broad-Based Restricted Stock Plan (the "Plan")

Gentlemen:

     We have acted as counsel to International Airline Support Group, Inc. (the "Company"), in connection with the preparation and filing of a registration statement on Form S-8 (the "Registration Statement"), for registration under the Securities Act of 1933, as amended, of 167,800 shares of Common Stock, $.001 par value, of the Company, to be issued pursuant to the Plan.

     In rendering the opinions expressed below we have examined the Registration Statement, the Plan, and such other documents as we have deemed necessary to enable us to express the opinions hereinafter set forth. In addition, we have examined and relied, to the extent we deemed proper, on certificates of officers of the Company as to factual matters, on the originals or copies certified or otherwise identified to our satisfaction of all such corporate records of the Company and such other instruments and certificates of public officials and other persons as we have deemed appropriate. In our examination, we have assumed the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies, and the genuineness of all signatures on documents reviewed by us and the legal capacity of natural persons.

     Based upon and subject to the foregoing, we are of the opinion that all legal and corporate proceedings necessary for the authorization and issuance of the shares of Common Stock issuable by the Company pursuant to the Plan have been duly taken and the shares of Common Stock, upon issuance pursuant to the terms of the Plan, will be duly authorized, validly issued, fully paid and nonassessable.

     We hereby consent to the filing of the foregoing legal opinion as an exhibit to the Registration Statement and all amendments thereto.

     Very  truly  yours,

/s/  King  &  Spalding

King  &  Spalding

     EXHIBIT  23.2


                                AUDITOR'S CONSENT



We have issued our report dated August 2, 2001, accompanying the consolidated financial statements appearing in the Annual Report of International Airline Support Group, Inc. and Subsidiaries on Form 10-K for the year ended May 31, 2001. We hereby consent to the incorporation by reference of the aforementioned report in this Registration Statement of International Airline Support Group, Inc. and Subsidiaries on Form S-8.


/s/  Grant  Thornton  LLP

Miami,  Florida
April  2,  2002

                                                                    EXHIBIT 99.1

                    International Airline Support Group, Inc.
                                   Broad-Based
                              Restricted Stock Plan

                                [attached hereto]


                                      -ii-








                    INTERNATIONAL AIRLINE SUPPORT GROUP, INC.

                                   BROAD-BASED

                              RESTRICTED STOCK PLAN

                                TABLE OF CONTENTS

                                           Page
                                           ----
  1  BACKGROUND  AND  PURPOSE               1
  2  DEFINITIONS                            1
2.1     Board                               1
2.2     Change  in  Control                 1
2.3     Code                                3
2.4     Disabled                            3
2.5     Employee                            3
2.6     IASG                                3
2.7     1933  Act                           3
2.8     1934  Act                           3
2.9     Plan                                4
2.10     Restricted  Stock  Grant           4
2.11     Rule  16b-3                        4
2.12     Stock                              4
  3  SHARES  RESERVED  UNDER  PLAN          4
  4  EFFECTIVE  DATE                        5
  5  ADMINISTRATION                         5
  6  ELIGIBILITY                            5
  7  RESTRICTED  STOCK  GRANTS              6
7.1     Initial  Grants                     6
7.2     Issuance  of  Stock                 6
7.3     Voting  and  Other  Rights          7
7.4     Forfeitures                         7
7.5     Forfeited  Stock                    8
  8  NON-TRANSFERABILITY                    9
  9  RESALE  RESTRICTIONS                   9
  10  ADJUSTMENT                           10
10.1     Capital  Structure                10
10.2     Mergers                           10
10.3     Fractional  Shares                11
  11  AMENDMENT  OR  TERMINATION           11
  12  MISCELLANEOUS                        11
12.1     No  Contract  of  Employment      11
12.2     Withholding                       12
12.3     Construction                      12
12.4     Other  Conditions                 12
12.5     Rule  16b-3                       12

   1
BACKGROUND  AND  PURPOSE
     The purpose of this Plan is to promote the interest of IASG by authorizing the Board to make Restricted Stock Grants to Employees in order to (1) attract and retain Employees, (2) provide an additional incentive to each Employee to work to increase the value of Stock and (3) provide each Employee with a stake in the future of IASG.
   2
DEFINITIONS
2.1     Board2.1     Board  --  means  the  Board  of  Directors  of  IASG.
        -----
2.2     Change  in  Control2.2     Change  in  Control  --  means:
        -------------------
     (1)     A  "person"  or  "group"  (within  the  meaning  of    13(d)  and
14(d)(2) of the 1934 Act) becomes, is determined by the Board (acting in good faith) to be, or files a report on Schedule 13D, 13G or 14D-2 (or any successor schedule, form or report) disclosing that such person or group is the ultimate "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of securities representing more than twenty-five percent (25%) of the combined voting power of IASG's then outstanding securities ordinarily having the right to vote at an election of directors; provided, however, that the acquisition by IASG, by its subsidiaries, by any employee benefit plan sponsored by IASG or by IASG's Chief Executive Officer or Chief Operating Officer of securities representing more than twenty-five percent (25%) of such voting power shall not constitute a Change in Control;
     (2) individuals who, on the effective date of this Plan, constitute the members of the Board (together with any new members who were appointed to the Board by individuals who, on the effective date of this Plan, constitute the members of the Board or whose nomination for election to the Board was approved by the then incumbent Chairman of the Board and disregarding any director who resigned from the Board in the ordinary course of business) cease for any reason to constitute at least seventy-five percent (75%) of the members of the Board then in office;
(3) the sale of all or substantially all of IASG's assets in one transaction or a series of related transactions to any person or group;
(4) IASG is merged, consolidated or reorganized into or with another corporation or other legal person, or securities of IASG are exchanged for securities of another corporation or other legal person, and immediately after such merger, consolidation, reorganization or exchange less than fifty percent (50%) of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held, directly or indirectly, in the aggregate by the holders of securities entitled to vote generally in the election of the members of the Board immediately prior to such transaction;
(5)     the  stockholders  of  IASG  or  the  Board  shall  take  any  action in contemplation  of  the  liquidation  or  dissolution  of  IASG;  or
     (6) any other transaction or series of related transactions occur that have substantially the effect of the transactions specified in any of the preceding  sections  of  this  definition  of  a  Change  in  Control.
2.3     Code2.3     Code -- means the Internal Revenue Code of 1986, as amended.
        ----
2.4     Disabled  2.4     Disabled -- means a mental or physical condition which
        --------
an Employee has on the date his or her employment with IASG terminates which in the judgment of IASG's Chief Executive Officer acting in his or her absolute discretion or, if the affected Employee is such officer, in the judgment of the Board acting in its absolute discretion renders such Employee unable to perform the essential functions of his or her job.
2.5     Employee2.5     Employee  --  means each individual who is classified on
        --------
IASG's payroll and personnel records as a regular, full-time employee of IASG and each other individual who is classified on IASG's payroll and personnel records as an employee of IASG who the Board in its discretion determines to treat as a regular, full-time employee of IASG for purposes of this Plan.
2.6     IASG  2.6     IASG -- means International Airline Support Group, Inc., a
        ----
Delaware corporation, and any successor to International Airline Support Group, Inc.
2.7     1933  Act2.7     1933  Act  --  means  the  Securities  Act  of 1933, as
        ---------
amended.
2.8     1934  Act2.8     1934  Act -- means the Securities Exchange Act of 1934,
        ---------
as  amended.
2.9     Plan2.9     Plan -- means this International Airline Support Group, Inc.
        ----
     Broad-Based Restricted Stock Plan as effective as of the date adopted by the Board and as amended from time to time thereafter.
2.10     Restricted  Stock Grant2.10     Restricted Stock Grant -- means a grant
         -----------------------
of  Stock  made  to  an  Employee  under   7.
2.11     Rule  16b-32.11     Rule  16b-3 -- means the exemption under Rule 16b-3
         -----------
to  Section  16(b)  of  the  1934  Act  or  any  successor  to  such  rule.
2.12     Stock2.12     Stock  --  means  the  common  stock, par value $.001 per
         -----
share,  of  IASG.
   3
SHARES  RESERVED  UNDER  PLAN
     There shall (subject to 10) be 167,800 shares of Stock reserved for issuance under this Plan. Such shares of Stock shall be reserved to the extent that IASG deems appropriate from authorized but unissued shares of Stock and from shares of Stock that have been reacquired by IASG. Any shares of Stock which have been issued as part of a Restricted Stock Grant which thereafter are forfeited under 7.4 shall again become available for issuance under 7.5. Any shares of Stock used to satisfy a tax withholding obligation shall not thereafter  become  available  for  issuance  under  this  Plan.
   4
EFFECTIVE  DATE
     The effective date of this Plan shall be the date of its adoption by the Board.
   5
ADMINISTRATION
     This Plan shall be administered by IASG's Chief Executive Officer or his or her delegate. IASG's Chief Executive officer acting in his or her absolute discretion shall exercise such powers and take such action (except for powers and actions expressly reserved for the Board) as he or she deems appropriate and proper under the circumstance, including the power to interpret this Plan and take such other action in the administration and operation of this Plan as he or she deems equitable under the circumstances, which action shall be binding on IASG, on each affected Employee and on each other person directly or indirectly affected by such action. However, any decisions with respect to any Restricted Stock Grant made to IASG's Chief Executive Officer shall be made by the Board.

   6
ELIGIBILITY
     Only  Employees  shall  be  eligible for Restricted Stock Grants under this
Plan.
   7
RESTRICTED  STOCK  GRANTS
7.1     Initial  Grants7.1     Initial  Grants.  The  Board  as of the effective
        ---------------
date of this Plan under 4 shall make a Restricted Stock Grant to every individual who is an Employee on such date. All such grants shall be made subject to all the terms and conditions of this Plan and shall be evidenced by a letter to each such Employee from IASG's Chief Executive Officer or his or her delegate. The Board in its discretion shall determine the number of shares of Stock subject to each such Restricted Stock Grant, but the total number of shares of Stock subject to all such Restricted Stock Grants shall equal the number  of  shares  of  Stock  reserved  for  issuance  under  this  Plan.
7.2     Issuance  of  Stock7.2     Issuance of Stock.  The Stock subject to each
        -------------------
Restricted Stock Grant shall (subject to 12.4) be issued in the name of the Employee as of the date that the Employee properly executes the irrevocable stock  power  in  favor  of  IASG which IASG presents to such Employee and which gives IASG the right to forfeit the shares of Stock subject to such grant in accordance with 7.4, and no Stock shall be issued under this Plan in the name of an Employee if he or she fails to execute such irrevocable stock power. Such irrevocable stock power shall expire if and when the Stock subject to such stock power no longer is subject to forfeiture under 7.4. Each such stock certificate which represents shares of Stock issued as part of a Restricted Stock Grant shall be held by IASG until the related Stock has been forfeited under 7.4 or such Stock is no longer subject to forfeiture under 7.4. IASG shall (subject to 9 and 12.4) deliver the stock certificate which represents shares of Stock which no longer are subject to forfeiture under 7.4 to the Employee to whom the related Restricted Stock Grant was made as soon as practicable  after  such  shares  no  longer  are  subject  to  forfeiture.
7.3     Voting  and  Other  Rights7.3     Voting  and Other Rights.  An Employee
        --------------------------
shall have the right to vote all the shares of Stock subject to a Restricted Stock Grant made to that Employee while the Stock remains issued in his or her name and shall have the right to receive any cash dividends declared on such Stock while such Stock remains issued in his or her name. Any distributions made with respect to any Stock subject to a Restricted Stock Grant other than cash dividends shall be held by IASG subject to the same forfeiture conditions as the Stock subject to the related Restricted Stock Grant and either shall be forfeited under 7.4 when the Stock subject to such grant is forfeited or delivered to the Employee when the Stock subject to the grant is no longer subject to forfeiture.
7.4     Forfeitures7.4     Forfeitures.  An  Employee  shall forfeit 100% of the
        -----------
Stock subject to each and every Restricted Stock Grant made to such Employee if his or her employment with IASG terminates for any reason whatsoever before the fifth anniversary of the effective date of this Plan under 4 unless (1) his or her employment with IASG terminates as a result of his or her death, in which event the Stock subject to each of his or her outstanding Restricted Stock Grants shall become non-forfeitable on the date his or her employment so terminates, (2) his or her employment terminates because he or she is Disabled, in which event the Stock subject to each of his or her outstanding Restricted Stock Grants shall become non-forfeitable on the date his or her employment so terminates or (3) there is a Change in Control, in which event the Stock subject to each outstanding Restricted Stock Grant shall become non-forfeitable on the date of such Change in Control. Each and every share of Stock which is subject to an outstanding Restricted Stock Grant which was forfeitable immediately before the fifth anniversary of the effective date of this Plan under 4 shall become non-forfeitable on the fifth anniversary of such effective date.
7.5     Forfeited Stock7.5     Forfeited Stock.  The Board as of the last day of
        ---------------                       -
     IASG's fiscal year (and as of any other date or dates in a calendar year which the Board acting in its absolute discretion selects) shall make Restricted Stock Grants with respect to the shares of Stock which have been forfeited under
7.4 and which are then available for issuance under 3. Whenever a Restricted Stock Grant is made under this 7.5 to any Employee, a grant shall be made as of the same date to every other individual who is an Employee on such date, and each such grant shall be made subject to all the terms and conditions of this Plan and shall be evidenced by a letter to each such Employee from IASG's Chief Executive Officer or his or her delegate. The Board in its discretion shall determine the number of shares of Stock subject to each such Restricted Stock Grant, but the total number of shares of Stock subject to all Restricted Stock Grants made as of any date shall equal the number of shares of Stock then
available  for  issuance  under   3.
   8
NON-TRANSFERABILITY
     No Stock subject to a Restricted Stock Grant which remains subject to forfeiture under 7.4 shall (absent the Board's consent) be transferable by an Employee other than by will or by the laws of descent and distribution and, if the Board consents to such a transfer, the person or persons to whom the Stock is transferred thereafter shall be treated as the Employee and the shares of Stock so transferred shall remain subject to all the terms and conditions of this Plan. The person or persons to whom Stock subject to a Restricted Stock grant is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee, and the shares of Stock so transferred shall remain subject to all the terms and conditions of this Plan
   9
RESALE  RESTRICTIONS
     Each Employee who is an officer or director of IASG shall be advised through the delivery of a copy of this Plan that the shares of Stock subject to a Restricted Stock Grant made to him or to her have been registered with the Securities and Exchange Commission under the 1933 Act in a Registration Statement on Form S-8. However, each such Employee also shall be advised through the delivery of a copy of this Plan that, (i) because, such Employee may be deemed to be an affiliate of IASG and (ii) because the sale or distribution by such Employee of such Stock has not been registered under the 1933 Act, such Employee may not sell, transfer or otherwise dispose of Stock issued to such Employee unless (x) such sale, transfer or other disposition is made in conformity with the volume and other limitations of the 1933 Act, (y) such sale, transfer or other disposition has been registered under the 1933 Act or (z) in the written opinion of counsel reasonably acceptable to IASG, such sale, transfer or other disposition is otherwise exempt from registration under the 1933 Act.
   10
ADJUSTMENT
10.1      Capital Structure 10.1

   Capital Structure.  The number, kind or class (or  any combination thereof)
of shares of Stock reserved under   3 and the
number, kind or class (or any combination thereof) of shares of Stock subject to outstanding Restricted Stock Grants under this Plan shall be adjusted by the Board in an equitable manner as determined by the Board to reflect any change in the capitalization of IASG, including, but not limited to, such changes as stock dividends or stock splits.
10.2     Mergers10.2     Mergers.  The  Board  as  part  of  any  corporate
         -------
transaction described in   424(a) of the Code shall have the right to adjust (in
         -
     any manner that the Board in its discretion deems consistent with 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under 3. Furthermore, the Board as part of any corporate transaction described in 424(a) of the Code shall have the right to adjust (in any manner that the Board in its discretion deems consistent with 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock subject to any outstanding Restricted Stock Grants.
10.3     Fractional  Shares10.3     Fractional  Shares.  If any adjustment under
         ------------------
this 10 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to outstanding Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this 10 by the Board shall be conclusive and binding on all affected persons.
   11
AMENDMENT  OR  TERMINATION
     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any outstanding Restricted Stock Grant unless the Employee to whom such grant was made consents in writing to such modification, amendment or cancellation.
   12
MISCELLANEOUS
12.1     No  Contract  of  Employment12.1     No  Contract  of  Employment.  A
         ----------------------------
Restricted Stock Grant made to an Employee under this Plan shall not constitute a contract of employment and shall not confer on an Employee any rights upon his or her termination of employment in addition to those rights expressly set forth in this Plan.
12.2     Withholding12.2     Withholding.  Each  Restricted Stock Grant shall be
         -----------
made subject to the condition that the Employee consents to whatever action the Board directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, that IASG determines are applicable to the Restricted Stock Grant when the Stock subject to such grant no longer is subject to
forfeiture  under   7.4.
12.3     Construction12.3     Construction.  All  references to sections ( ) are
         ------------
to sections ( ) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Each term set forth in 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the  plural  shall  include  the  singular.
12.4     Other  Conditions12.4     Other  Conditions.  IASG  may require that an
         -----------------
Employee (as a condition to the issuance of Stock as part of a Restricted Stock Grant or the delivery of the stock certificate representing such shares of Stock) enter into any agreement or make such representations prepared by IASG, including (without limitation) any agreement that restricts the transfer of Stock acquired pursuant to a Restricted Stock Grant or provides for the repurchase of such Stock by IASG.
12.5     Rule 16b-312.5     Rule 16b-3.  The Board shall have the right to amend
         ----------
     any Restricted Stock Grant or to withhold or otherwise restrict the transfer of any Stock under this Plan to an Employee as the Board deems appropriate in order to satisfy any condition or requirement under Rule 16b-3.

     IN WITNESS WHEREOF, IASG has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

INTERNATIONAL  AIRLINE  SUPPORT  GROUP,  INC.

By:____________________________
Date:__________________________